Debt	12 Months Ended
Dec. 31, 2011
Debt

4. Debt

Debt consists of the following (in millions):

	As of December 31,
	2011	2010
Series K senior notes, with a rate of 7 1/8% due November 2013	$—	$250
Series O senior notes, with a rate of 6 3/8% due March 2015	650	650
Series Q senior notes, with a rate of 6 3/4% due June 2016	800	800
Series S senior notes, with a rate of 6 7/8% due November 2014	498	498
Series T senior notes, with a rate of 9% due May 2017	390	388
Series V senior notes, with a rate of 6% due November 2020	500	500
Series W senior notes, with a rate of 5 7/8% due June 2019	496	—
Series Y senior notes, with a rate of 6% due October 2021	300	—
2004 Exchangeable Senior Debentures, with a rate of 3 1/4% due April 2024	175	325
2007 Exchangeable Senior Debentures, with a rate of 2 5/8% due April 2027	385	502
2009 Exchangeable Senior Debentures, with a rate of 2 1/2% due October 2029	342	329
Senior notes, with rate of 10.0% due May 2012	7	7

Total senior notes	4,543	4,249
Credit facility	117	58
Mortgage debt (non-recourse) secured by $1.0 billion and $1.1 billion of real estate assets, with an average interest rate of 5.0% and 4.7% at December 31, 2011 and 2010, maturing through December 2023 (1)	1,006	1,025
Other	87	145

Total debt	$5,753	$5,477

(1)	The amount of the assets stated above securing mortgage debt represents the book value of real estate assets, net of accumulated depreciation. These amounts do not represent the current fair value of the assets.

In addition to the transactions described below, during 2012, we completed several significant debt transactions, including debt issuances and repayments. See Note 21 – “Subsequent Events” for a description of the significant 2012 transactions.

Senior Notes

General. Under the terms of our senior notes indenture, which includes our Exchangeable Senior Debentures, our senior notes are equal in right of payment with all of our unsubordinated indebtedness and senior to all of our subordinated obligations. The face amount of our senior notes as of December 31, 2011 and 2010 was $4.6 billion and $4.4 billion, respectively. The senior notes balance as of December 31, 2011 and 2010 includes discounts of approximately $77 million and $109 million, respectively. We pay interest on each series of our senior notes semi-annually in arrears at the respective annual rates indicated in the table above.

Under the terms of the senior notes indenture, our ability to incur indebtedness and pay dividends is subject to restrictions and the satisfaction of various conditions. As of December 31, 2011, we are in compliance with all of these covenants.

We completed the following senior notes transactions during 2011 and 2010:

•

in November of 2011, we issued $300 million of 6% Series Y senior notes due October of 2021. We received proceeds from the issuance of approximately $295 million, net of underwriting fees and expenses. Interest on the Series Y senior notes is payable semi-annually in arrears on April 1 and October 1, beginning April 1, 2012.

•

in December and August of 2011, we repurchased a total of $138 million face amount of our 2 5/8% exchangeable senior debentures (the “2007 Debentures”), with a carrying value of $134 million, and recorded a loss of approximately $5 million on the transaction. Following these repurchases, we have approximately $388 million face amount of the 2007 Debentures outstanding.

•

in June of 2011, we redeemed $150 million of our 3.25% exchangeable senior debentures (the “2004 Debentures”). Approximately $134 million face amount was exchanged for 8.8 million shares of Host Inc. common stock and $16 million face amount was redeemed for cash.

•

on May 11 and May 25, 2011, we issued $425 million and $75 million, respectively, of 5 7/8% Series W senior notes due June 15, 2019. We received proceeds from these issuances of approximately $489 million, net of discounts, underwriting fees and expenses. Interest on the Series W senior notes is payable semi-annually in arrears on June 15 and December 15, beginning December 15, 2011. A portion of the proceeds were used to redeem the remaining $250 million of the 7 1/8% Series K senior notes due November of 2013, plus $3 million premium on the redemption. The Series W senior notes were exchanged for Series X senior notes in January of 2012. The terms are substantially identical in all respects, except that the new series are registered under the Securities Act of 1933 and are, therefore, freely transferable by the holders.

•

on October 25, 2010, we issued $500 million of 6% Series U senior notes due November 1, 2020 and received proceeds of approximately $492 million, net of underwriting fees and expenses. Interest on the Series U senior notes is payable semi-annually in arrears on February 1 and August 1, beginning on February 1, 2011. The Series U senior notes were exchanged for Series V senior notes in February of 2011. The terms are substantially identical in all respects, except that the new series are registered under the Securities Act of 1933 and are, therefore, freely transferable by the holders.

•

in November and August of 2010, we redeemed a total of $475 million of the then outstanding $725 million, 7 1/8% Series K senior notes that were due in November 2013. As a result of these redemptions, we recorded a $12 million loss on debt extinguishment, which loss is included in interest expense.

•

on January 20, 2010, we redeemed the remaining $346 million outstanding of our 7% Series M senior notes that were due in August 2012. As a result of the repurchase, we recorded an $8 million loss on debt extinguishments, which loss is included in interest expense.

Exchangeable Debentures

As of December 31, 2011, we have three issuances of exchangeable senior debentures outstanding: $400 million of 2 1/2% debentures that were issued on December 22, 2009, $388 million of 2 5/8% debentures that were issued on March 23, 2007, and $175 million of 3 1/4% debentures that were issued on March 16, 2004, collectively, the “Debentures.” The Debentures are equal in right of payment with all of our other senior notes. Holders have the right to require us to purchase the Debentures at a price equal to 100% of the principal amount outstanding, plus accrued interest (the “put option”), on certain dates subsequent to their respective issuances. Holders of the Debentures also have the right to exchange the Debentures prior to maturity under certain conditions, including at any time at which the closing price of Host Inc.’s common stock is more than 120% (for the 2004 Debentures) or 130% (for the 2007 and 2009 Debentures) of the exchange price per share for at least 20 of 30 consecutive trading days during certain periods or at any time up to two days prior to the date on which the Debentures have been called for redemption. We can redeem for cash all, or a portion, of any of the Debentures at any time subsequent to each of their respective redemption dates at a redemption price of 100% of the principal amount plus accrued interest. If, at any time, we elect to redeem the Debentures and the exchange value exceeds the cash redemption price, we would expect the holders to elect to exchange the Debentures at the respective exchange value rather than receive the cash redemption price. The exchange value is equal to the applicable exchange rate multiplied by the price of Host Inc.’s common stock. Upon exchange, the 2004 Debentures would be exchanged for Host Inc.’s common stock, the 2007 Debentures would be exchanged for a combination of cash (for the principal balance of the debentures) and Host Inc.’s common stock (for the remainder of the exchange value, if any) and the 2009 Debentures would be exchanged for Host Inc.’s common stock, cash or a combination thereof, at our option. Based on Host Inc.’s stock price at December 31, 2011, the 2009 Debentures’ if-converted value would exceed the outstanding principal amount by $25 million. Currently, none of the Debentures are exchangeable by holders.

The following chart details our outstanding Debentures:

	As of December 31, 2011
	Maturity date	Next put option date	Redemption date	Outstanding principal amount	Current exchange rate for each $1,000 of principal	Current equivalent exchange price	Exchangeable share equivalents
				(in millions)	(in shares)		(in shares)
2009 Debentures	10/15/2029	10/15/2015	10/20/2015	$400	71.9264	$13.90	28.8 million
2007 Debentures	4/15/2027	4/15/2012	4/20/2012	388	32.0239	$31.23	12.4 million
2004 Debentures	4/15/2024	4/15/2014	4/19/2009	175	65.5744	$15.25	11.5 million

Total				$963

We account separately for the liability and equity components of our Debentures in order to reflect the fair value of the liability component based on our non-convertible borrowing cost at the issuance date. Accordingly, for the Debentures, we record the liability components thereof at fair value as of the date of issuance and amortize the resulting discount as an increase to interest expense over the expected life of the debt; however, there is no effect of this discount on our cash interest payments. We measured the fair value of the debt components of the 2009 Debentures, the 2007 Debentures and the 2004 Debentures at issuance based on effective interest rates of 6.9%, 6.5% and 6.8%, respectively. As a result, we attributed $247 million of the aggregate proceeds received to the conversion feature of the Debentures. This amount represents the excess proceeds received over the fair value of the debt at the date of issuance and is included in Host Inc.’s additional paid-in capital and Host L.P.’s capital on the consolidated balance sheets. The following chart details the initial allocations between the debt and equity components of the Debentures, net of the original issue discounts, based on the effective interest rate at the time of issuance, as well as the debt balances (in millions):

				As of December 31, 2011
	Initial Face Amount	Initial Debt Value	Initial Equity Value	Face Amount Outstanding	Debt Carrying Value	Unamortized Discount
2009 Debentures	$400	$316	$82	$400	$342	$58
2007 Debentures	600	502	89	388	385	3
2004 Debentures	500	413	76	175	175	—

Total	$1,500	$1,231	$247	$963	$902	$61

Interest expense recorded for the Debentures consists of the following (in millions):

	Year ended December 31,
	2011	2010	2009
Contractual interest expense (cash)	$31	$34	$26
Non-cash interest expense due to discount amortization	31	32	27

Total interest expense	$62	$66	$53

Losses on the repurchased debentures are recorded in interest expense in the consolidated financial statements. We evaluated the fair value of the repurchased debenture based on the fair value of the cash flows at the date of the repurchase, discounted at risk adjusted rates. Based on this calculation, the fair value of our repurchased debentures generally has been greater than the conversion price; therefore, substantially all of the repurchase price was allocated to the debt portion of the debentures.

Authorization for Senior Notes and Exchangeable Senior Debentures Repurchase

In February 2012, Host Inc.’s Board of Directors authorized repurchases of up to $500 million of senior notes, exchangeable debentures and mortgage debt (other than in accordance with its terms) and terminated the previous authorization. Any further redemption of the 2004 Debentures will not reduce the $500 million of Board authority noted above to repurchase other debt securities.

Credit Facility

On November 22, 2011, we entered into a new senior revolving credit facility with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Wells Fargo Bank, N.A., Deutsche Bank AG New York Branch and The Bank of Nova Scotia as co-documentation agents, and certain other agents and lenders. The new credit facility replaces the prior senior revolving credit facility which would have expired in September of 2012. The new credit facility allows for revolving borrowings in an aggregate principal amount of up to $1 billion, including a foreign currency subfacility for Canadian dollars, Australian dollars, New Zealand dollars, Japanese Yen, Euros and British Pounds Sterling of up to the foreign currency equivalent of $500 million, subject to a lower amount in the case of New Zealand dollar borrowings. The credit facility also provides a subfacility of up to $100 million for swingline borrowings and a subfacility of up to $100 million for issuances of letters of credit. Host L.P. also has the option to increase the aggregate principal amount of the credit facility by up to $500 million, subject to obtaining additional loan commitments and satisfaction of certain conditions. The credit facility has an initial scheduled maturity date of November 2015, with an option for Host L.P. to extend the term for one additional year, subject to certain conditions, including the payment of an extension fee.

Under the previous senior revolving credit facility, we had the following transactions during 2011 and 2010:

•	On June 28, 2011, we used the proceeds received from the transfer of the Le Méridien Piccadilly to the Euro JV Fund II to repay £25 million ($40 million) under the credit facility.

•	On April 26, 2011, to facilitate the acquisition of the Hilton Melbourne South Wharf, we drew $50 million on our credit facility, which draw subsequently was repaid on May 12, 2011.

•

On March 1, 2011, we repaid the C$129 million ($132 million) mortgage debt on our portfolio of four hotels in Canada. We drew C$100 million ($103 million) from our credit facility in the form of bankers’ acceptances in order to fund a portion of this repayment. The bankers’ acceptances had an initial average interest rate of 2.18%, based on the 30-day Canadian bankers’ acceptances rate, plus 90 basis points.

•	On July 20, 2010, we drew £37 million ($56 million) from our credit facility in order to fund the cash portion of the acquisition of Le Méridien Piccadilly in London.

The amounts outstanding at the time we entered into the new credit facility were transferred over to the new credit facility and remain outstanding. Based on our draws at December 31, 2011, we have $883 million of remaining available capacity under our credit facility.

Collateral and Guarantees. The credit facility initially does not include any subsidiary guarantees or pledges of equity interests in our subsidiaries, and the guarantees and pledges are required only in the event that Host L.P.’s leverage ratio exceeds 6.0x for two consecutive fiscal quarters at a time that Host L.P. does not have an investment grade long-term unsecured debt rating. In the event that such guarantee and pledge requirement is triggered, the guarantees and pledges ratably would benefit the credit facility, as well as the notes outstanding under Host L.P.’s senior notes indenture, interest rate and currency hedges and certain other hedging and bank product arrangements with lenders that are parties to the credit facility. Even when triggered, the guarantees and pledges only would be required by certain U.S. and Canadian subsidiaries of Host L.P. and a substantial portion of our subsidiaries would provide neither guarantees nor pledges of equity interests. As of December 31, 2011, our leverage ratio was 4.8x.

Financial Covenants. The credit facility contains covenants concerning allowable leverage, fixed charge coverage and unsecured interest coverage. Currently, we are permitted to borrow and maintain amounts outstanding under the credit facility so long as our leverage ratio is not in excess of 7.25x, our unsecured coverage ratio is not less than 1.75x and our fixed charge coverage ratio is not less than 1.25x. The financial covenants for the credit facility do not apply when there are no borrowings under the credit facility. Therefore, so long as there are no amounts outstanding, we would not be in default if we do not satisfy the financial covenants and we do not lose the potential to draw under the credit facility in the future if we were to regain compliance with the financial covenants. These calculations are performed based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they had occurred at the beginning of the period. Under the terms of the credit facility, interest expense excludes items such as gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at acquisition of a loan in order to establish the debt at fair value and non-cash interest expense due to the implementation in 2009 of accounting standards related to our exchangeable debentures, all of which are included in interest expense on our consolidated statement of operations. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. As of December 31, 2011, we are in compliance with the financial covenants under our credit facility.

Interest and Fees. We pay interest on revolver borrowings under the credit facility at floating rates equal to LIBOR plus a margin (i) ranging from 175 to 275 basis points (depending on Host L.P.’s consolidated leverage ratio), or (ii) following the date on which Host L.P.’s long-term unsecured debt rating is investment grade and Host L.P. elects ratings-based pricing, ranging from 100 to 160 basis points (depending on Host LP’s unsecured long-term debt rating). Based on our leverage ratio at December 31, 2011 of 4.8x, we would be able to borrow at a rate of LIBOR plus 200 basis points. While we are using leverage-based pricing, to the extent that amounts under the credit facility remain unused, we pay a quarterly commitment fee on the unused portion of the loan commitment of 25 to 35 basis points, depending on our average revolver usage during the applicable period. Upon attainment of an investment grade unsecured debt rating and election of ratings-based pricing, in lieu of paying an unused commitment fee, we would instead pay a facility fee ranging from 15 basis points to 40 basis points, depending on our rating and regardless of usage.

Other Covenants and Events of Default. The credit facility contains restrictive covenants on customary matters. Certain covenants become less restrictive at any time that our leverage ratio falls below 6.0x. In particular, at any time that our leverage ratio is below 6.0x, we will not be subject to limitations on capital expenditures, and the limitations on acquisitions, investments and dividends contained in the credit facility will be superseded by the generally less restrictive corresponding covenants in our senior notes indenture. Additionally, the credit facility’s restrictions on the incurrence of debt and the payment of dividends generally are consistent with our senior notes indenture. These provisions, under certain circumstances, limit debt incurrence to debt incurred under the credit facility or in connection with a refinancing, and limit dividend payments to those necessary to maintain Host Inc.’s tax status as a REIT. The credit facility also includes usual and customary events of default for facilities of this nature, and provides that, upon the occurrence and continuance of an event of default, payment of all amounts owed under the credit facility may be accelerated, and the lenders’ commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts owed under the credit facility will become due and payable and the lenders’ commitments will terminate.

Mortgage Debt

All of our mortgage debt is recourse solely to specific assets, except for environmental liabilities, fraud, misapplication of funds and other customary recourse provisions. As of December 31, 2011, we have 14 assets that are secured by mortgage debt, with an average interest rate of 5.0%, that mature between 2013 and 2023. As of December 31, 2011, we are in compliance with the covenants under all of our mortgage debt obligations.

We had the following mortgage debt issuances and repayments since January 2010. Interest for our mortgage debt is payable on a monthly basis:

Transaction Date	Property	Rate	Maturity Date	Amount
				(in millions)
Issuances/Assumptions
November 2011	Hilton Melbourne South Wharf (1)	6.77%	11/23/2016	$79
February 2011	New Zealand Hotel Portfolio (2)	5.49%	2/18/2016	80
Repayments/Defeasance/Transfer
June 2011	Le Méridien Piccadilly (3)	1.99%	1/20/2012	(52)
March 2011	Four Canadian properties	5.2%	3/1/2011	(132)
December 2010	Partial repayment of Orlando World Center mortgage (4)	3.76%	12/30/2010	(54)
December 2010	JW Marriott, Desert Springs	9.8%	12/11/2022	(71)
October 2010	W New York, Union Square (5)	6.39%	10/11/2011	(119)
February 2010	Atlanta Marriott Marquis	7.4%	2/11/2023	(124)

(1)	The floating interest rate is equal to the 3-month BBSY plus 230 basis points. In addition, we entered into separate swap agreements that fix 75% of the loan at an all-in rate of 6.7% and cap the remaining 25% at an all-in interest rate of 9.9%. The rate shown reflects the rate in effect at December 31, 2011. In connection with the acquisition of the property in April 2011, we assumed an $86 million mortgage loan. The issuance represents the refinancing of this mortgage loan.
(2)	The floating interest rate is equal to the 3-month New Zealand Bank Bill Rate plus 120 basis points plus an additional commitment fee of 120 basis points per annum. In addition, we entered into a swap agreement that fixes 75% of the loan at an all-in rate of 7.15%. The rate shown reflects the rate in effect at December 31, 2011.
(3)	This floating rate mortgage is based on LIBOR plus 118 basis points. The rate shown reflects the rate in effect at the time of transfer. In connection with the transfer of Le Méridien Piccadilly to the Euro JV Fund II, we transferred the associated mortgage. The mortgage loan had been assumed at acquisition of the property in June 2010.
(4)	On December 17, 2010, we entered into an amendment under the $300 million mortgage loan secured by the Orlando World Center Marriott. As a result of the amendment, we repaid $54 million of the outstanding principal on December 30, 2010 and extended the maturity of the loan to July 1, 2013. We have a fixed annual interest rate of 4.75% on the remaining $246 million outstanding.
(5)	The amount shown reflects our recorded book value of the mortgage debt on the date defeasance. We defeased this loan on October 19, 2010, which released us from obligations under the mortgage. In connection with the acquisition of the property in September 2010, we assumed the $115 million mortgage loan.

Interest Rate Derivative Instruments

We have entered into several derivative instruments in order to manage our exposures to risks associated with changes in interest rates. None of our derivative instruments has been entered into for trading purposes.

Aggregate Debt Maturities

Aggregate debt maturities are as follows (in millions):

As of December 31, 2011
2012	$400
2013	359
2014	1,142
2015	1,179
2016	965
Thereafter	1,769

5,814
Unamortized (discounts) premiums, net	(75)
Fair value hedge adjustment	12
Capital lease obligations	2

$5,753

Interest

The following items are included in interest expense (in millions):

	Year ended December 31,
	2011(1)	2010(1)	2009(2)
Interest expense	$371	$384	$379
Amortization of debt premiums/discounts, net (3)	(32)	(34)	(31)
Amortization of deferred financing costs	(11)	(12)	(12)
Non-cash gains/(losses) on debt extinguishments	(4)	(1)	2
Change in accrued interest	(4)	10	(11)

Interest paid (4)	$320	$347	$327

(1)	Interest expense and interest paid for 2011 and 2010 includes cash prepayment premiums of approximately $5 million and $20 million, respectively. No significant prepayment premium was paid in 2009.
(2)	Interest expense and interest paid for 2009 is net of $7 million received in connection with the 2007 defeasance of $514 million in collateralized mortgage-backed securities.
(3)	Primarily represents the amortization of the debt discount on our Debentures, which is non-cash interest expense.
(4)	Does not include capitalized interest of $4 million, $3 million and $5 million during 2011, 2010 and 2009, respectively.

Amortization of property and equipment under capital leases totaled $3 million, $1 million and $1 million for 2011, 2010 and 2009, respectively, and is included in depreciation and amortization on the accompanying consolidated statements of operations.